UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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CELLECTAR BIOSCIENCES, INC.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Cellectar Biosciences, Inc.

3301 Agriculture Drive

Madison, Wisconsin 53716

Notice of 2018 Annual Meeting of Stockholders

To Be Held on May 31, 2018

The 2018 Annual Meeting of Stockholders of Cellectar Biosciences, Inc. (the “Annual Meeting”) will be held on Thursday, May 31, 2018 at 10:00 A.M., local time, at the Hilton Chicago, 720 South Michigan Avenue, Chicago, IL 60605, for the following purposes:

1.	To vote upon the election of two Class I directors;

2.	To approve an increase in the number of shares of common stock available for issuance under our Amended and Restated 2015 Stock Incentive Plan by 1,200,000 shares;

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the fiscal year 2018; and

4.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our by-laws.

Our Board of Directors has fixed the close of business on Monday, April 2, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on April 2, 2018 will be entitled to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors

Gregory J. Lynch, Secretary

Madison, Wisconsin

April 23, 2018

This proxy statement and the form of proxy are first being sent or given to stockholders on or about

April 27, 2018, pursuant to rules adopted by the Securities and Exchange Commission.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2018:

This Proxy Statement and our 2017 Annual Report on Form 10-K are available at www.cellectar.com.

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Cellectar Biosciences, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2018

This proxy statement is furnished to the stockholders of Cellectar Biosciences, Inc. (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Hilton Chicago, 720 South Michigan Avenue, Chicago, IL 60605, on May 31, 2018 at 10:00 A.M., local time, and at any adjournment or adjournments thereof. We are a Delaware corporation.

We will bear the cost of solicitation. Some of our officers and employees may solicit proxies by correspondence, telephone or in person, without extra compensation. We may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about April 27, 2018.

We have fixed the close of business on April 2, 2018 as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 2, 2018 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of April 2, 2018, there were outstanding and entitled to vote 17,388,344 shares of our common stock, $0.00001 par value per share. Our by-laws require that a majority of the shares of stock entitled to be voted to be present in person or represented by proxy at a meeting to constitute a quorum. Each proposal to be voted on at the Annual Meeting shall require the following vote to pass:

Proposals Requiring Your Vote		Board Recommendation	Votes Required for Approval(1)	Unvoted Shares(2)	Abstentions(3)
PROPOSAL 1	Election of directors	FOR each nominee	Plurality of votes cast	Do not count	Do not count
PROPOSAL 2	Approval of an increase in shares under our 2015 Plan	FOR	Majority of votes cast	Do not count	Do not count
PROPOSAL 3	Ratification of independent registered public accounting firm	FOR	Majority of votes cast	Discretionary voting allowed	Do not count

(1)	Votes will be tabulated by American Stock Transfer & Trust Company, our transfer agent.

(2)	If your shares are held through a broker or other nominee, that street name holder has discretion to vote on your behalf on “routine” matters if you do not provide voting instructions. This means that if you do not provide instructions to your broker or other nominee, your lack of instructions will not be counted as a “broker nonvote” because the street name holder has discretion to vote on your behalf. In addition, if a stockholder signs his or her proxy card or instruction form, but does not mark the card or form to direct how the shares should be voted, the shares generally will be voted in accordance with the Board of Directors’ recommendation.

(3) Stockholders of record may abstain by checking the “abstain” box on the proxy card. If you are a stockholder whose shares are held beneficially through a broker or other nominee in street name you must provide instructions to such street name holder, including if you wish to abstain.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES FOR DIRECTOR (PROPOSAL 1), FOR THE INCREASE IN SHARES UNDER OUR 2015 PLAN (PROPOSAL 2) AND FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 3). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED BY THE HOLDERS OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

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Our Board of Directors knows of no other business to come before the Annual Meeting. However, if any other business should properly be presented at the meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements audited by Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm, is being sent to each of our stockholders simultaneously with this proxy statement. The notice of annual meeting, this proxy statement, and our 2017 Annual Report on Form 10-K are also available at www.cellectar.com. This web site does not use “cookies” to track or identify visitors to the web site. Directions to the Annual Meeting are available on the Internet at www.cellectar.com.

If you have questions or require assistance with voting your shares, please contact our proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or by telephone at 866-856-4733.

 In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone, press release, facsimile, telegraph, the Internet or advertisements. We will pay all of the costs of this proxy solicitation. We will also reimburse brokers, banks, nominees and other fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We have also engaged Georgeson LLC to assist us with the solicitation of proxies and provide related advice and informational support, for a services fee of $10,000 and the reimbursement of customary disbursements.

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MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors divided into three classes: Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders (or any special meeting in lieu thereof). Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class I directors, Stephen A. Hill and John Neis, is expiring.

Our Board of Directors has nominated Stephen A. Hill and John Neis to serve as Class I directors for a three-year term, until the 2021 Annual Meeting of Stockholders, or until their respective successor has been duly elected and qualified.

 If a nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election and our Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. Our nominees have consented to being named in this proxy statement and have agreed to serve if reelected, and our Board of Directors has no reason to believe that the nominees will be unable to serve.

Required Vote and Recommendation

The Class I directors must be elected by a plurality of the votes properly cast at the Annual Meeting. Votes may be cast FOR or WITHHELD from the nominees and the nominees receiving the highest number of FOR votes will be elected as Class I directors. Votes that are WITHHELD from a nominee will not be counted and will have no effect.

Our Board of Directors recommends that you vote FOR the election of Stephen A. Hill and John Neis.

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PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK

AVAILABLE FOR ISSUANCE UNDER OUR 2015 PLAN

Our Board of Directors has adopted and is seeking stockholder approval of an amendment to our Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock that are available to be issued under the 2015 Plan by 1,200,000 shares (subject to adjustment for stock splits, stock dividends and similar events). No additional changes to the 2015 Plan are proposed. There are currently 1,620,000 shares of common stock reserved for issuance under the 2015 Plan, 869,766 of which remained available for future grants or awards as of April 2, 2018. While some additional shares may become available, this number is not expected to be significant.

Our Board recommends this action in order to enable us to continue to provide equity compensation to attract, retain and motivate current and prospective directors, officers, employees and consultants. Our Board believes that stock options and other forms of equity compensation promote growth and provide a meaningful incentive to employees of successful companies.

As of April 2, 2018 there were 17,388,344 shares of our common stock outstanding. The increase of 1,200,000 shares of common stock available for grant under the 2015 Plan will result in additional potential dilution of our outstanding stock. Based solely on the closing price of our common stock on April 2, 2018 of $1.09 per share, the aggregate market value of the additional 1,200,000 shares of common stock to be reserved for issuance under the 2015 Plan would be $1,308,000.

The following is a summary of the material terms of our 2015 Plan. The summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan, as proposed to be amended, which is set forth as Appendix A to this proxy statement, in its entirety.

Summary of Our 2015 Plan

The 2015 Plan terminates on the tenth anniversary of its original effective date on June 9, 2015, unless it is earlier terminated by our Board.

 The 2015 Plan authorizes:

•	the grant of options to purchase common stock intended to qualify as incentive stock options (“incentive options”);
•	the grant of stock options not intended to qualify as incentive options (“nonqualified options”);
•	the grant of restricted and unrestricted shares of common stock;
•	rights to receive shares of common stock, cash payments or a combination of shares and cash based on, or measured by, appreciation in the market price of common stock (“stock appreciation rights”); and
•	awards entitling the recipient to acquire shares of common stock upon attainment of specified performance goals (“performance shares”).

The 2015 Plan is administered by the Compensation Committee of our Board consisting of “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee selects the individuals to whom awards are granted and determines the terms of each award, subject to the provisions of the 2015 Plan. The Compensation Committee has the power and authority to grant and modify awards consistent with the terms of the plan, including the power and authority to accelerate the exercisability of all or any portion of an award. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to any outstanding awards.

Awards other than incentive options may be granted under the 2015 Plan to officers, directors, employees, consultants and other individuals who render services to us. Incentive options may be granted under the 2015 Plan to our officers and other employees. As of April 2, 2018, five non-employee directors, four executive officers, six non-officer employees and no consultants were eligible to participate in the 2015 Plan.

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Incentive Options and Nonqualified Options. The exercise price of all options granted under the 2015 Plan must be at least equal to the fair market value of the common stock on the date of grant (110% in the case of an incentive option granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The Compensation Committee determines when options become vested and exercisable.

Incentive options may not extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive options, which first become exercisable by an employee or officer in any calendar year, may not exceed $100,000.

Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. The Compensation Committee in its discretion may determine the conditions with respect to any transfer or termination of any nonqualified options granted under the 2015 Plan. Nonqualified options held by non-employee directors shall automatically vest in full upon the optionee’s voluntary resignation as a director and may be exercised for a period of three years after the date of such voluntary resignation. Stock options generally may not be exercised:

•	after the end of the term of the option;
•	immediately, following termination by us with cause;
•	after 90 days following termination by us without cause;
•	after 30 days following voluntary termination by the optionee;
•	after 90 days following the permanent disability of the optionee; and
•	after 180 days following the death of the optionee.

Payment of the exercise price may be made:

•	with cash, certified or bank check or other instrument acceptable by the Compensation Committee;
•	if provided for in the option agreement, with shares of common stock that are not subject to restrictions having a fair market value equal to the option price for such shares;
•	if provided for in the option agreement, an exercise notice with irrevocable instructions to a broker to promptly deliver cash or a check payable to us to pay the purchase price; or
•	if provided for in the option agreement, reduction of the number of shares of common stock otherwise issuable to the optionee upon the exercise of the stock option by a number of shares of common stock having a fair market value equal to the aggregate exercise price.

Restricted and Unrestricted Stock Awards. Restricted stock awards entitle the recipient to acquire shares of common stock, subject to our right to repurchase all or some of the shares. The Compensation Committee determines the restrictions and conditions, including continued employment and/or achievement of pre-established performance goals and objectives. Unrestricted stock awards do not have any restrictions.

Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive the appreciation of the fair market value of a specified number of shares over the exercise price. In the applicable award agreement, the Compensation Committee may determine whether it can be exercised for stock, cash or a combination of both.

Restricted Stock Units. Restricted stock unit awards entitle the holder to acquire shares of common stock (or equivalent cash, at the Compensation Committee’s discretion) upon the attainment of the vesting conditions. The Compensation Committee determines the restrictions and conditions applicable to any restricted stock units.

Performance Share Awards. Performance share awards entitle the holder to acquire shares of common stock upon the attainment of specified performance goals. The Compensation Committee determines the performance goals, the periods during which the performance is measured and all other limitations and conditions.

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Amendment of 2015 Plan. Our Board may modify, revise or terminate the 2015 Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 2015 Plan may not be changed or increased (other than pursuant to certain changes in our capital structure) without the consent of our stockholders. The Compensation Committee may amend or cancel outstanding awards for changes in the law or other lawful purpose. Such changes may not adversely affect the rights under outstanding awards without the consent of the holder.

New Plan Benefits

The Compensation Committee and the Board may grant awards under the 2015 Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of options or other stock-based awards that may be received by or allocated to any of our executive officers, directors or employees if the amendment to the 2015 Plan is approved.

Federal Income Tax Information with Respect to the 2015 Plan

The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the 2015 Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonqualified Options. The grantee of a nonqualified option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonqualified option, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year). Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

Incentive Options. The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, but the excess of the fair market value of the underlying shares over the option exercise price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within two years from the date of the grant of the option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

In connection with the sale of the shares covered by incentive options, we are allowed a deduction for federal tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted Stock Awards. The grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Code.

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Unrestricted Stock Awards. Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock. The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Stock Appreciation Rights. The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock on the date of exercise over the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right. If the grantee of a stock appreciation right does not exercise such right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised or lapses.

Restricted Stock Units. The grantee of a restricted stock unit recognizes no income for federal income tax purposes on the grant thereof. When the cash or shares (as applicable) are transferred (upon vesting of the award), the grantee will recognize as ordinary income the value of cash or shares transferred. If shares are received, the grantee’s basis in such shares will be equal to the fair market value of the shares upon receipt, and this basis will be used in determining any gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted stock unit as ordinary income for the year in which such income is recognized.

Performance Share Awards. The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock units, described above.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the amendment to the 2015 Plan. Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the approval of the increase in the number of shares of common stock available for issuance under our 2015 Plan.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 3 concerns the ratification of the appointment by our Audit Committee of Baker Tilly Virchow Krause, LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Under rules of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, the appointment of our independent registered public accounting firm is the direct responsibility of our Audit Committee. Although ratification by our stockholders of this appointment is not required by law, our Board of Directors believes that seeking stockholder ratification is a good practice, which provides stockholders an avenue to express their views on this important matter.

Our Audit Committee has appointed Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Our Board of Directors recommends that stockholders vote to ratify the appointment. If our stockholders do not ratify the appointment of Baker Tilly Virchow Krause, LLP, the Audit Committee may reconsider its decision. In any case, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time during the year if it believes that such change would be in our best interest and the best interest of our stockholders. We expect that representatives of Baker Tilly Virchow Krause, LLP will not attend the Annual Meeting in person, but will be available by telephone. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Required Vote and Recommendation

The ratification of the selection of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR ratification of the appointment by our Audit Committee of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

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OFFICERS AND DIRECTORS

Our executive officers and directors as of the date hereof are as follows:

Name	Age	Position
James V. Caruso	59	President, Chief Executive Officer and Director
Jarrod Longcor	45	Senior Vice President, Corporate Development and Operations
John E. Friend II, MD	48	Vice President and Chief Medical Officer
Brian Posner	56	Vice President and Chief Financial Officer
Douglas J. Swirsky(1)(2)	48	Chairman of the Board and Director
Stephen A. Hill, B.M. B.Ch., M.A., F.R.C.S. (1)(2)	60	Director
John Neis(1)(3)	62	Director
Stefan D. Loren, Ph.D.(2)(3)	54	Director
Frederick W. Driscoll(3)	67	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

The following biographical descriptions set forth certain information with respect to the nominees for election as Class I directors, the incumbent, continuing directors who are not up for election at this Annual Meeting and our current executive officers who are not directors. This information has been furnished by the respective individuals.

Class I Directors – Term Expiring 2018

Stephen A. Hill.  Dr. Hill has been a member of the Board of Directors since 2007, and served as its Chairman from 2007 until 2015. Dr. Hill was appointed Chief Executive Officer of Faraday Pharmaceuticals, Inc. in September 2015. Dr. Hill was the President and CEO of Targacept Inc. from December 2012 until the company merged with Catalyst Biosciences, Inc. in August 2015, and he remains a director of the new company. Dr. Hill was the President and CEO of 21CB, a nonprofit initiative of UPMC designed to provide the United States government with a domestic solution for its biodefense and infectious disease biologics portfolio, from March 2011 until December 2011. Dr. Hill served as the President and Chief Executive Officer of Solvay Pharmaceuticals, Inc. from April 2008 until its acquisition by Abbott Laboratories in 2010. Prior to joining Solvay, Dr. Hill had served as ArQule’s President and Chief Executive Officer since April 1999. Prior to his tenure at ArQule, Dr. Hill was the Head of Global Drug Development at F. Hoffmann-La Roche Ltd. from 1997 to 1999. Dr. Hill joined Roche in 1989 as Medical Adviser to Roche Products in the United Kingdom. He held several senior positions at Roche, including Medical Director where he was responsible for clinical trials of compounds across a broad range of therapeutic areas, including CNS, HIV, cardiovascular, metabolic and oncology products. Subsequently, he served as Head of International Drug Regulatory Affairs at Roche headquarters in Basel, Switzerland, where he led the regulatory submissions for seven major new chemical entities. Dr. Hill also was a member of Roche’s Portfolio Management, Research, Development and Pharmaceutical Division Executive Boards. Prior to Roche, Dr. Hill served seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery. Dr. Hill has served on the Board of Directors of Lipocine, Inc. since January 2014 and Catalyst since August 2015. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine’s College at Oxford University. Dr. Hill chairs the Compensation Committee. Dr. Hill’s extensive experience in a broad range of senior management positions with companies in the life sciences sector makes him a highly qualified member of our Board of Directors.

John Neis.  Mr. Neis has been a member of the Board of Directors since 2008. Mr. Neis is a Managing Director of Venture Investors LLC, where he leads the firm and heads the firm’s Health Care practice. He also serves on the Board of Directors of privately held Deltanoid Pharmaceuticals, Inc., Prevacept Infection Control, Inc., Delphinus Medical Technologies, Inc., and TAI Diagnostics, Inc. He serves on the Board of the Wisconsin Technology Council, the science and technology advisor to Wisconsin’s Governor and Legislature. He also serves on the Weinert Applied Ventures Program Advisory Board in the School of Business and chairs the Tandem Press Advisory Board in the School of Education at the University of Wisconsin – Madison. He is current President and a Director of the Wisconsin Venture Capital Association. He holds a B.S. in finance from the University of Utah, and received a M.S. in Marketing and Finance from the University of Wisconsin – Madison. He is a Chartered Financial Analyst. Mr. Neis’ extensive experience leading emerging companies and his financial experience makes him a highly qualified member of our Board of Directors.

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Class II Directors – Term Expiring 2019

James V. Caruso. Mr. Caruso was appointed our President and Chief Executive Officer and a director in June 2015. He came to Cellectar from Hip Innovation Technology, a medical device company where he was a founder and served as Executive Vice President and Chief Operating Officer from August 2010 to June 2015, and he currently serves on their board. Prior to his time at Hip Innovation Technology, he was Executive Vice President and Chief Commercial Officer of Allos Therapeutics, Inc., an oncology company acquired by Spectrum Pharmaceuticals, from June 2006 to August 2010. He was also Senior Vice President, Sales and Marketing, from June 2002 to May 2005, at Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation. In addition, Mr. Caruso has held key positions at several well-known pharmaceutical companies, including Novartis, where he was Vice President of Neuroscience Specialty Sales, BASF Pharmaceuticals-Knoll, where we was Vice President, Sales, and Bristol-Myers Squibb Company in several senior roles. Mr. Caruso earned a Bachelor of Science degree in Finance from the University of Nevada. Mr. Caruso’s extensive experience in the biotechnology industry and his recent experience as our Chief Executive Officer make him a highly qualified member of our Board of Directors.

Frederick W. Driscoll. Mr. Driscoll was appointed as a director of Cellectar in April 2017. Mr. Driscoll served as Chief Financial Officer at Flexion Therapeutics from 2013 to 2017, spearheading an initial public offering in 2014. Prior to joining Flexion, he was Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. He previously served as Genelabs’ Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., a biopharmaceutical company. Mr. Driscoll has also served as Chairman of the Board and Audit Committee Chair at OXiGENE and as a member of the Audit Committee for Cynapsus, which was sold to Sunovion Pharmacuticals in 2016. Mr. Driscoll earned a Bachelor’s degree in accounting and finance from Bentley University. Mr. Driscoll is a member of the board of directors of Abpro Therapeutics, MEI Pharma and NantKwest. Mr. Driscoll chairs the Audit Committee and our Board concluded that Mr. Driscoll should serve as a director because of his significant corporate management and board experience at multiple biotechnology companies as well as his strong financial background.

Class III Directors Nominated for Reelection – Term Expiring in 2020

Stefan D. Loren, Ph.D. Dr. Loren began serving as director of Cellectar in June 2015. Dr. Loren is the founder of Loren Capital Strategy (LCS), a strategic consulting and investment firm focused on life science companies since February 2014. Prior to LCS, he headed the life science practice of Westwicke Partners, a healthcare-focused consulting firm from July 2008 to February 2014. Prior to joining Westwicke, he worked as an Analyst/Portfolio Manager with Perceptive Advisors, a health care hedge fund, and MTB Investment Advisors, a long-term oriented family of equity funds. His focus areas included biotechnology, specialty pharmaceuticals, life science tools, and health care service companies. Prior to moving to the buy side, Dr. Loren was Managing Director, Health Care Specialist/Desk Analyst for Legg Mason where he discovered, evaluated, and communicated investment opportunities in the health care area to select clients. In addition, he assisted both advising management teams on strategic options. He started his Wall Street career as a sell side analyst at Legg Mason covering biotechnology, specialty pharmaceuticals, life science tools, pharmaceuticals, and chemistry outsourcing companies. In his research career, Dr. Loren was an early member of Abbott Laboratories Advanced Technologies Division, analyzing and integrating new technological advances in Abbott’s pharmaceutical research. Before industry, he was a researcher at The Scripps Research Institute, working with Nobel Laureate K. Barry Sharpless on novel synthetic routes to chiral drugs. Dr. Loren received a doctorate in Organic Chemistry from the University of California at Berkeley and an undergraduate degree in Chemistry from UCSD. His scientific work has been featured in Scientific American, Time, Newsweek, and Discover, as well as other periodicals and journals. Dr. Loren is Chair of the Nominating and Corporate Governance Committee. Dr. Loren’s extensive experience in the biotechnology and financial industries make him a highly qualified member of our Board of Directors.

Douglas J. Swirsky. Mr. Swirsky was appointed as a director of Cellectar in April 2017 and Chairman of our Board in August 2017. Mr. Swirsky serves as President and Chief Financial Officer of Rexahn Pharmaceuticals, a position he was appointed to in January 2018. Mr. Swirsky previously served as President and Chief Executive Officer of GenVec, Inc., a clinical-stage biopharmaceutical company, from 2014 to June 2017. From 2006 through 2014, Mr. Swirsky served as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of GenVec. Prior to joining GenVec in September 2006, Mr. Swirsky worked at Stifel Nicolaus where he served as a Managing Director and the Head of Life Sciences Investment Banking. Mr. Swirsky previously held investment banking positions at UBS, PaineWebber, Morgan Stanley, and Legg Mason. His experience also includes positions in public accounting and consulting. Mr. Swirsky received his undergraduate degree in business administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a Certified Public Accountant and a CFA Institute charterholder. Mr. Swirsky is a member of the board of directors of Fibrocell Science, Inc. and Pernix Therapeutics Holdings, Inc. Within the past five years, Mr. Swirsky has also served on the board of PolyMedix, Inc. and GenVec, Inc. Our Board concluded that Mr. Swirsky should serve as a director because of his distinguished career in financial services and corporate management, including his investment banking experience and his experience serving as a principal executive officer and principal financial officer.

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Executive Officers Who Are Not Directors

Jarrod Longcor. Mr. Longcor was appointed Chief Business Officer of Cellectar in September 2017. He previously served as Senior Vice President of Corporate Development and Operations since July 2016. Mr. Longcor brings years of pharmaceutical and biotech experience to Cellectar and was previously the Chief Business Officer for Avillion LLP. In this role, he was responsible for executing the company’s unique co-development partnership strategy. Prior to Avillion, Jarrod was the Vice President of Corporate Development for Rib-X Pharmaceuticals, Inc. (now Melinta Therapeutics) where he was responsible for identifying and concluding several critical collaborations for the company, including a major discovery collaboration with Sanofi Aventis valued over $700M. Prior to Rib-X, Mr. Longcor held key positions in several small to midsized biotech companies where he was responsible for business development, strategic planning and operations. Jarrod holds a B.S. from Dickinson College, a M.S. from Boston University School of Medicine and an M.B.A. from Saint Joseph’s University’s Haub School of Business.

John E. Friend II, MD. Dr. Friend was appointed Vice President and Chief Medical Officer of Cellectar in April 2017. Dr. Friend has 15 years of global drug development expertise and general management experience in oncology, inflammation, endocrine/metabolism, and pain fields. From March 2010 to April 2017 he was the Senior Vice President, Research & Development (and later Sr. VP Medical and Scientific Affairs) at Helsinn Therapeutics, where he built the clinical, medical and regulatory affairs team to lead multiple global franchises from early development to market expansion. Prior to this time, Dr. Friend held executive responsibility for clinical research, medical affairs, pharmacovigilance and risk management at various pharmaceutical companies including Akros Pharma, Actavis, Alpharma, Hospira and Abbott. Dr. Friend holds a degree in Chemistry from Southern Methodist University and received his medical degree from the University of Medicine and Dentistry of New Jersey (now Rutgers, Robert Wood Johnson Medical School).

Brian Posner. Mr. Posner was appointed Vice President and Chief Financial Officer in April 2018. Mr. Posner has more than 30 years of diversified management experience, at both public and private companies. Most recently, he served as Chief Financial Officer, Treasurer and Secretary of Alliqua BioMedical, Inc., a regenerative technologies company, from September 2013 to March 2018. Prior to that, he served as Chief Financial Officer of Ocean Power Technologies, Inc., a publicly-traded renewable energy company specializing in wave power technology, from June 2010 to August 2013, and Chief Financial Officer of Power Medical Interventions, Inc., a publicly-traded medical device company, from January 2009 until its sale to Covidien Plc in September 2009. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Mr. Posner also worked at Phytomedics, Inc., and as Regional Chief Financial Officer of Omnicare, Inc. Mr. Posner earned an MBA in Managerial Accounting from Pace University’s Lubin School of Business and a BA in Accounting from Queens College.

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CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our Company from time to time. Currently, we split these positions with Douglas Swirsky serving as Chairman of the Board and James Caruso serving as Chief Executive Officer.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a small Board of Directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

In addition, the Board has delegated risk oversight to each of its committees within their areas of responsibility. Our Compensation Committee assists the Board in its risk oversight function by overseeing strategies related to our incentive compensation programs and key employee retention. Our Audit Committee assists the Board in its risk oversight function by reviewing our system of disclosure controls and procedures and our internal control over financial reporting. Our Nominating and Corporate Governance Committee assists the Board in its risk oversight function by managing risks associated with director candidate selection, governance and succession matters.

Director Independence

Our Board of Directors has determined that, with the exception of Mr. Caruso who is our employee, all of the members of our Board of Directors are “independent directors” under the applicable rules of the Nasdaq Stock Market. Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is an “independent director” under the rules of the Nasdaq Stock Market applicable to such committees.

Meetings of the Board of Directors

Board Meetings. Our Board of Directors held six meetings during the fiscal year ended December 31, 2017. Each of our directors attended at least 75% of the total number of meetings held by the Board and the committees of the Board on which he served during the fiscal year ended December 31, 2017.

Meetings of Independent Directors. Our independent directors are expected to meet without management present at least twice per year.

Audit Committee. Our Audit Committee is currently composed of Mr. Driscoll (Chairman), Dr. Loren and Mr. Neis. The Board has determined that Mr. Driscoll and Mr. Neis are each an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations. The Audit Committee provides the opportunity for direct contact between our independent registered public accounting firm and members of the Board, and the independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, and our independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent registered public accounting firm. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our Audit Committee met four times during the fiscal year ended December 31, 2017. Our Audit Committee Charter is available on our website at www.cellectar.com.

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Compensation Committee. Our Compensation Committee is currently composed of Dr. Hill (Chairman), Mr. Neis and Mr. Swirsky. The Compensation Committee’s responsibilities include providing recommendations to the Board regarding: the compensation levels of directors; approving, or recommending for approval by the Board, the compensation levels of executive officers; providing recommendations to our Board regarding compensation programs; administering our incentive compensation plans and equity-based plans; authorizing grants under our 2015 Plan; and authorizing other equity compensation arrangements. Our Compensation Committee met two times during the fiscal year ended December 31, 2017. Our Compensation Committee Charter is available on our website at www.cellectar.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is currently composed of Dr. Loren (Chairman), Dr. Hill and Mr. Swirsky. The Nominating and Corporate Governance Committee’s responsibilities include, to the extent deemed necessary or appropriate by the committee: developing and recommending to the Board criteria for the selection of individuals to be considered as candidates for election to the Board; identifying individuals qualified to become members of the Board; making recommendations to the Board regarding its size and composition; approving director nominations to be presented for stockholder approval at the Company’s annual meeting; approving nominations to fill any vacancies on the Board; developing and recommending corporate governance principles to the Board; and leading an annual review of the performance of both the Board as a whole and its individual members. Our Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2017. Our Nominating and Corporate Governance Committee Charter is available on our website at www.cellectar.com.

Scientific and Technology Committee. We also have a Scientific and Technology Committee, which is currently composed of Dr. Loren and Dr. Hill with no chair designated.

Director Qualification Standards

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to the Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the committee and other members of the Board. The committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the Nominating and Corporate Governance Committee considers, among other factors, the candidate’s depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The Nominating and Corporate Governance Committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee is in the process of developing minimum qualifications and standards for director candidates. In the case of incumbent directors whose terms are set to expire, the Nominating and Corporate Governance Committee also gives consideration to each director’s prior contributions to the Board. In selecting candidates to recommend for nomination as a director, the Nominating and Corporate Governance Committee abides by our company-wide non-discrimination policy.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and use the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The Nominating and Corporate Governance Committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the chairman of the Nominating and Corporate Governance Committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references to enable the Nominating and Corporate Governance Committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide the Nominating and Corporate Governance Committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews.

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Communications with the Board

At this time, the Board has not adopted any formal procedure for communications by stockholders. Stockholders and interested parties wishing to communicate with the Board or any director or group of directors should direct their communications to: Corporate Secretary, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716. The Secretary will forward the stockholder or interested-party communication to the Board or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, the Secretary has the authority to discard the communication and take any appropriate legal action.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on April 2, 2018, there were 17,388,344 shares of our common stock outstanding. The following table provides information regarding beneficial ownership of our common stock as of April 2, 2018:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each executive officer named in the summary compensation table; and
•	all of our current directors and executive officers as a group.

The address of each executive officer and director is c/o Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716, except as otherwise indicated. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. In these cases, the information with respect to voting and investment power has been provided to us by the security holder. The identification of natural persons having voting or investment power over securities held by a beneficial owner listed in the table below does not constitute an admission of beneficial ownership of any such natural person. Shares included in the “Right to Acquire” column consist of shares that may be purchased through the exercise of options or warrants that are exercisable within 60 days of April 2, 2018.

Name and Address of Beneficial Owner	Outstanding	Right to Acquire	Total	Percentage
James V. Caruso	213,548	152,083	365,631	2.10%
Jarrod Longcor	67,000	47,915	114,915	*
John E. Friend II, MD	100,000	—	100,000	*
Brian Posner	—	—	—	—
Frederick W. Driscoll	—	3,333	3,333	*
Stephen A. Hill	9,920	28,762	38,682	*
Stefan D. Loren, Ph.D.	—	26,833	26,833	*
John Neis(1)	626,102	241,576	867,678	4.99%
Douglas Swirsky	—	3,333	—	*
All directors and officers as a group (9 persons)	1,016,570	503,385	1,519,955	8.74%

*	Less than 1%

(1)	Consists of shares of common stock held by Venture Investors Early Stage Fund IV Limited Partnership. VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by five managers, including Mr. Neis. Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein. The address of Mr. Neis is c/o Venture Investors LLC, 505 South Rosa Road, #201, Madison, Wisconsin 53719. Shares in the “Right to Acquire” column consist of 213,493 shares of common stock issuable upon the exercise of warrants held by Venture Investors Early Stage Fund IV Limited and common stock issuable upon options to purchase 28,083 shares of common stock issued to Mr. Neis in his capacity as director. Shares in the “Right to Acquire” column consist of shares of common stock issuable upon the exercise of warrants at exercise prices ranging from $1.50 to $46.80 per share expiring between August 20, 2019 and November 29, 2021. Certain warrants held by the stockholder provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 4.99% of our outstanding common stock; provided, however that this limitation may be increased to 9.99% by the stockholder upon 61 days prior notice to us. Due to this limitation 213,493 shares of common stock issuable upon exercise of such warrants have been included and 381,453 shares of common stock issuable upon exercise of such warrants have been excluded from the “Right to Acquire” column of this table.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who beneficially own more than 10% of our common stock, file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC, and furnish us with copies of such filings.

To our knowledge, based solely on a review of the copies of such reports received by us and certain written representations that no other reports were required, we believe that for the fiscal year ended December 31, 2017, all of our officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, other than Mr. Longcor for whom a late Form 4 was filed in connection with a grant of stock options.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executives officers (“NEOs”) and related information. As a smaller reporting company, the Company has presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of NEOs for the years ended 2017 and 2016:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
James V. Caruso	2017	410,000	164,000	420,000	—	—	994,000
President and Chief	2016	382,500	210,375	—	238,460	—	831,335
Executive Officer

Chad J. Kolean (4)	2017	170,672	—	168,000	—	—	338,672
Vice President, Chief	2016	235,000	77,550	—	59,615	—	372,165
Financial Officer and Treasurer

John P. Hamill (5)	2017	—	—	—	—	169,838	169,838
Interim Chief
Financial Officer

Jarrod Longcor	2017	304,345	73,043	206,078	—	—	583,466
Chief Business Officer	2016	131,190	43,293	—	176,895	112,773	464,151

Dr. John E. Friend, MD (6)	2017	251,458	110,350	208,000	—	—	569,808
Former Vice President of
Business Development

(1)	The reported amounts represent the aggregate grant date fair value of awards of restricted stock. For purposes of restricted stock awards, fair value is calculated using the closing price of our stock on the date of grant.
(2)	The reported amounts represent the aggregate grant date fair value computed in accordance with ASC 718. All assumptions made regarding the valuation of equity awards can be referenced in Note 9 to the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 22, 2018.
(3)	The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to the Company, and such costs are required to be reported under SEC rules when the total cost are equal to or greater than $10,000 in the aggregate for a NEO.
(4)	Mr. Kolean resigned from the Company effective September 5, 2017.
(5)	Mr. Hamill was Interim Chief Financial Officer from September 5, 2017 until April 1, 2018. Mr. Hamill served pursuant to an Interim Service Agreement with Ashton Tweed, Ltd.
(6)	Dr. Friend was appointed Vice President and Chief Medical Officer of the Company effective April 17, 2017. His bonus includes an initial sign on bonus of $50,000.

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Employment Agreements

James V. Caruso. We have entered into an employment agreement with Mr. Caruso, effective as of June 15, 2015, pursuant to which Mr. Caruso serves as President and Chief Executive Officer of the Company. Under the agreement, the Company is paying Mr. Caruso a base salary at the rate of $375,000 per year, as adjusted from time to time. The agreement also provided for reimbursement of certain expenses in connection with Mr. Caruso’s temporary accommodation in and relocation to the Madison, Wisconsin area. Mr. Caruso is eligible for an annual bonus, based on performance, of up to 50% of his base salary at the discretion of the Compensation Committee of the Board of Directors. The agreement also provides for a continuation of Mr. Caruso’s salary and benefits for six months following a termination by the Company without cause or by Mr. Caruso for good reason. In the event of a termination by the Company without cause or by Mr. Caruso for good reason, contingent upon the execution of a release agreement in favor of the Company, the Company will also provide for a one-year acceleration of unvested options, and such vested options will remain exercisable for a period of one year following the termination date. In the event of a termination without cause or for good reason change in control event, as defined therein, the option granted therein shall be 100% vested and exercisable for a period of one year following the change in control event.

Jarrod Longcor. We have entered into an employment agreement with Mr. Longcor, effective as of July 15, 2016, pursuant to which Mr. Longcor serves as the Senior Vice President of Corporate Development and Operations of the Company (now Chief Business Officer). Under the agreement, the Company is paying Mr. Longcor a base salary at the rate of $285,000 per year, as adjusted from time to time. Mr. Longcor is eligible for an annual bonus, based on performance, with an initial target of up to 30% of his base salary. Following a termination by the Company without cause or by Mr. Longcor for good reason, and contingent upon the execution of a release agreement in favor of the Company, the agreement provides for a payment equal to 50% of Mr. Longcor’s annual base salary, a payment amount equal to the annual bonus Mr. Longcor would have received for the calendar year in which the termination occurred prorated for the number of days elapsed in such year, payments for the cost of health insurance for six months and outplacement services not to exceed $7,500.

John E. Friend II, MD. We have entered into an employment agreement with Dr. Friend, dated March 27, 2017, pursuant to which Dr. Friend serves as the Senior Vice President and Chief Medical Officer of the Company. Under the agreement, the Company is paying Dr. Friend a base salary at the rate of $355,000 per year, as may be adjusted from time to time. Dr. Friend is eligible for an annual bonus, based on performance, with an initial target of up to 30% of his base salary. Following a termination by the Company without cause or by Dr. Friend for good reason, and contingent upon the execution of a release agreement in favor of the Company, the agreement provides for a payment equal to 50% Dr. Friend’s annual base salary, a payment amount equal to the annual bonus Dr. Friend would have received for the calendar year in which the termination occurred prorated for the number of days elapsed in such year, payments for the cost of health insurance for six months and outplacement services not to exceed $7,500.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2017 with respect to our NEOs. The market value of the restricted stock awards is based on the closing market price of our stock on December 29, 2017 (the last trading day of fiscal 2017), which was $1.37.

			Option Awards				Stock Awards
Name	Date of Award		Number of securities underlying unexercised options (# exercisable)	Number of securities underlying unexercised options (# unexercisable)	Option Exercise Price ($/share)	Option Expiration date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Unites of Stock that Have Not Vested
James V. Caruso	4/18/2017	(1)	—	—	—	—	200,000	(1)	$274,000
	5/12/2016	(2)	99,999	100,001	1.48	5/12/2026	—		—
	6/15/2015	(3)	18,750	18,750	26.40	6/15/2025	—		—

Jarrod Longcor	9/18/2017	(2)	2,083	22,917	1.83	9/18/2027	—		—
	4/18/2017	(1)	—	—	—	—	80,000	(1)	$109,600
	7/15/2016	(2)	31,249	43,751	2.93	7/15/2026

John E. Friend II, MD	4/17/2017	(1)	—	—	—	—	100,000	(1)	$137,000

(1)	These shares vest annually in increments of one-third over three years from the date of grant.
(2)	These shares vest quarterly in increments of one-twelfth over three years from the date of grant. The exercise price equals the closing price on the date of grant.
(3)	These shares vest annually in increments of one-fourth over four years from the date of grant. The exercise price equals the closing price on the date of grant.

Pursuant to the terms of the option award agreements, options granted including pursuant to the 2015 Plan will become fully vested upon a termination event within one year following a change in control, as defined therein. A termination event is defined as either termination of employment other than for cause or constructive termination resulting from a significant reduction in either the nature or scope of duties and responsibilities, a reduction in compensation or a required relocation.

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Director Compensation

The following table sets forth certain information about the compensation of our non-employee directors who served during the year ended December 31, 2017:

Name and Principal Position	Director Fees ($)(1)	Option Awards ($)	Total ($)
Frederick W. Driscoll	39,519	14,412	53,931
Stephen A. Hill	55,000	14,412	69,412
Stefan D. Loren, Ph.D.	53,750	14,412	68,162
John Neis	55,000	14,412	69,412
Douglas J. Swirsky(2)	38,077	14,412	52,489

(1)	For the first two quarters of 2017, directors received quarterly director fees of $8,750 and fees for service as chair of a committee. Beginning in the third quarter of 2017, we paid our non-employee directors a quarterly cash fee of $15,000. We reimburse directors for reasonable out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf. Directors who are our employees do not receive additional fees for their services as directors.

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Certain Relationships and Related-Person Transactions

We do not have a written policy for the review, approval or ratification of transactions with related parties or conflicted transactions. When such transactions arise, they are referred to the Audit Committee or the Board of Directors for consideration. During 2017, there were no related party transactions.

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AUDIT COMMITTEE MATTERS

Audit and Other Fees

The following table shows fees for professional audit services, audit-related fees, tax fees and other services rendered by Baker Tilly Virchow Krause, LLP, including its affiliates, for the audit of our annual financial statements for the fiscal years ended December 31, 2017 and 2016:

Fee Category	Fiscal 2016	Fiscal 2017
Audit fees	$140,959	$126,923
Audit-related fees	—	35,200
Tax fees	—	1,350
All other fees	—	—
Total fees	$140,959	$163,473

Audit Fees. Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings. Note that the 2017 amount includes approximately $35,200 in fees associated with work performed in connection with registration statements.

Audit-Related Fees. Audit-related fees include fees for assurance and related services by the principal accountant that are reasonably related to the performance of audit and reviews but that are not included under “Audit Fees” above. No such services were provided.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning and mergers and acquisitions. No such services were provided.

All Other Fees. All other fees include assistance with miscellaneous reporting requirements and interpretation of technical issues. No such services were provided.

Our Audit Committee has determined that the services Baker Tilly Virchow Krause, LLP performed for us during fiscal 2017 were at all times compatible with its independence.

Policy on Pre-Approval of Audit and Non-Audit Services

At present, our Audit Committee approves each engagement for audit and non-audit services before we engage Baker Tilly to provide those services.

Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Baker Tilly to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services. None of the services provided by Baker Tilly for 2017 were obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

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AUDIT COMMITTEE REPORT

The Board appointed the Audit Committee to review the Company’s financial statements and financial reporting procedures, the adequacy and effectiveness of its accounting and financial controls and the independence and performance of its independent registered public accounting firm. The Audit Committee also selects our independent registered public accounting firm. The Audit Committee is governed by a written charter adopted by the Board. A copy of the Audit Committee Charter is available on our website at www.cellectar.com.

The Audit Committee currently consists of three non-employee directors. Each member of the Audit Committee is “independent” within the meaning of the marketplace rules of the Nasdaq Stock Market.

The Company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and affirming their independence on an annual basis. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We have relied, without independent verification, on the information provided to us and on the representations made by the Company’s management and independent registered public accounting firm.

In fulfilling our responsibilities as the Audit Committee, we conferred with Baker Tilly Virchow Krause, LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017, regarding the overall scope and plans for Baker Tilly’s audit of the Company’s financial statements for the fiscal year 2017. We met with them, with and without the Company’s management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. We reviewed and discussed the audited financial statements for fiscal year 2017 with management and Baker Tilly.

We discussed with Baker Tilly the matters required to be discussed by Statement of Auditing Standards 61, including a discussion of its judgments as to the quality, not just the acceptability, of the Company’s reporting mechanisms and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, we received from Baker Tilly the written disclosures and the letter required by Independence Standards Board Standard 1 and discussed these documents with Baker Tilly, as well as other matters related to Baker Tilly’s independence from management and the Company.

Based on the reviews and discussions referred to above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for fiscal year 2017 for filing with the Securities and Exchange Commission.

On behalf of the Audit Committee,

Frederick W. Driscoll, Chairman
Stefan D. Loren, Ph.D.
John Neis

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OTHER MATTERS

Stockholder Proposals

Stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2019 Annual Meeting of Stockholders must submit the proposals in proper form to us at the address set forth on the first page of this proxy statement not later December 26, 2018, or, if the date of that meeting is more than 30 calendar days before or after May 31, 2018, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2018 Annual Meeting.

Stockholder proposals intended to be presented at our 2019 Annual Meeting submitted outside the processes of Rule 14a-8 must be received in writing by us no later than the close of business on March 2, 2019, nor earlier than January 31, 2019, together with all supporting documentation and information required by our by-laws.

Multiple Stockholders Sharing the Same Address

Please note that brokers may deliver only one set of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. This practice, known as “householding,” is designed to reduce printing and postage costs. If any stockholder residing at such an address wishes to receive a separate set of proxy materials, we will promptly deliver a separate copy to any stockholder upon written or oral request to Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716, by telephone at (608) 441-8120 or by e-mail at ir@cellectar.com. Stockholders can also contact Investor Relations in this manner to indicate that they wish to receive separate sets of proxy materials, as applicable, in the future or to request that we send only a single set of materials to stockholders sharing an address who are currently receiving multiple copies.

Annual Report on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 as filed with the SEC are available to stockholders without charge upon written request addressed to: Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716.

If You Have Any Questions

If you have questions or require assistance with voting your shares, please contact our proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or by telephone at 866-856-4733.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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APPENDIX A

Cellectar Biosciences, Inc.

AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions

The purpose of this 2015 Stock Incentive Plan (the “Plan”) is to encourage and enable officers and employees of, and other persons providing services to, Cellectar Biosciences, Inc. (the “Company”) and its Subsidiaries (as defined below) to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. This Plan was amended and restated to increase the overall number of shares issuable under the Plan effective May 31, 2017 and effective , 2018.

The following terms shall be defined as set forth below:

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Restricted Stock Units. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

“Change of Control” shall have the meaning set forth in Section 16.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan was originally approved by the stockholders on June 9, 2015.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted in the Over-the-Counter Market provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted in the Over-the-Counter Market, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

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“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Period. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company as a whole, or a unit, division, department, group, line of business, or other business unit, whether or not legally constituted, in which the individual works) that will be used to establish Performance Goals are limited to the following: (i) stock price, (ii) market share, (iii) sales, (iv) revenue, (v) return on equity, assets or capital, (vi) economic profit (economic value added), (vii) total stockholder return, (viii) costs, (ix) expenses, (x) margins, (xi) earnings (including EBITDA) or earnings per share, (xii) cash flow (including adjusted operating cash flow), (xiii) customer satisfaction, (xiv) operating profit, (xv) net income, (xvi) research and development, (xvii) product releases, (xviii) manufacturing, or (xix) any combination of the foregoing, any of which under the preceding clauses (i) through (xix) may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or market index.

“Performance Goals” means, for a Performance Period, the specific goals established in writing by the Committee for a Performance Period based upon the Performance Criteria.

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a recipient’s right to and the payment of a Performance-Based Award granted pursuant to Section 11.

“Performance Share Award” means an Award pursuant to Section 8.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Restricted Stock Unit” means an Award granted pursuant to Section 10.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

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“Stock” means the common stock, $0.00001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Subsidiary” means any subsidiary corporation of the Company, as defined in Section 424 of the Code.

“Termination Date” means the date, as determined by the Committee, that an individual’s employment or service relationship, as applicable, with the Company or a Subsidiary terminates for any reason.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a) Committee. It is intended that the Plan shall be administered by the Compensation Committee of the Board (the “Committee”), consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but, except as required by law, the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to any limitations set forth in the charter of the Committee, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards, except that repricing of Stock Options and Stock Appreciation Right shall not be permitted without stockholder approval; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

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SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 2,820,000 shares (as adjusted for the March 2016 reverse stock split), plus an additional number of shares, that are currently available under the Company’s Amended and Restated 2006 Stock Incentive Plan (the “Prior Plan”) or may be added back to the Prior Plan pursuant to the next sentence, in each case subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. All of the shares described in the previous sentence may be granted as Incentive Stock Options. For purposes of this limitation, the shares of Stock underlying any Awards, or awards under the Prior Plan, as applicable, which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Change in Stock. Subject to Section 16 hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares of Stock that can be granted to any one individual recipient, (iii) the maximum number of shares that may be granted under a Performance-Based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options or Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation applicable to individuals set forth in the penultimate sentence of Section 3(a).

(d) Individual Grant Limitation. No participant shall be granted, during any one (1) year period, Options to purchase Stock and Stock Appreciation Rights with respect to more than 1,000,000 shares of Stock in the aggregate or any other Awards with respect to more than 1,000,000 shares of Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 3(d).

SECTION 4. Eligibility.

Incentive Stock Options may be granted to employees (including officer and directors who are also employees) of the Company or a Subsidiary, and all other Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company and its Subsidiaries (all such persons, “Eligible Persons”).

SECTION 5. Stock Options.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

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No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of (or attestation to the ownership of) shares of Stock, not subject to restrictions under any Company plan, having a Fair Market Value equal in amount to the aggregate exercise price of the Options being exercised; or

(ii) if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iii) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price of the Options being exercised; or

(iv) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

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(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g) Exercise Period following Termination. When an optionee’s employment (or other service relationship) with the Company and its Subsidiaries terminates, the optionee’s Stock Options may be exercised within the period of time specified in the agreement evidencing the Option, to the extent that the Option is vested on the optionee’s Termination Date. In the absence of a specific period of time set forth in such agreement, Stock Options shall remain exercisable (to the extent vested on the optionee’s Termination Date): (i) for 90 days following the Termination Date upon any termination by us without cause; or (ii) for 30 days following voluntary termination by the optionee; or (iii) for 90 days following the Disability of the optionee; or (iv) for 180 days following the Termination Date upon termination for death; provided however that in no event shall any Option be exercisable after the expiration of the term of such Option; and provided further that in the event that an optionee’s employment with the Company or a Subsidiary has been terminated by the Company for Cause, as determined by the Committee in its sole discretion, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect.

(h) Non-Employee Director Options. Notwithstanding anything to the contrary in the foregoing, in the event that any Non-Employee Director holding a Stock Option granted under the Plan resigns voluntarily from the Board, the vesting of such Option shall be accelerated such that the Option is fully vested on the Non-Employee Director’s Termination Date, and the Non-Employee Director shall be allowed to exercise such Option for a period equal to the lesser of the term of the Option or three years from the Termination Date.

(i) No Dividend Rights. Prior to exercise, Stock Options shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 6. Restricted Stock Awards.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock Award shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), any shares of Restricted Stock which have not then vested shall automatically be forfeited to the Company.

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(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 14, amend any conditions of the Award.

(f) No Dividend Rights. Unvested shares of Restricted Stock shall not have a right to receive dividend payments or dividend equivalent payments with respect to unvested shares of Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals; provided however that the Committee, in its discretion, may provide either at the time of grant or at the time of settlement that a Performance Share Award will be settled in cash. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder. Upon the attainment of the specified performance goal shares of Stock (or cash, as applicable) shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

SECTION 9. Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock, a cash payment, or a combination of shares and cash (as provided in the Stock Appreciation Right) having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Any Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine; provided however that the term of a Stock Appreciation Right shall not exceed ten years. Stock Appreciation Fights shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 10. Restricted Stock Units.

A Restricted Stock Unit is a bookkeeping entry representing the right to receive, upon its vesting, one share of Stock (or a percentage or multiple of one share of Stock if so specified in the agreement evidencing the Award) for each Restricted Stock Unit awarded to a recipient and represents an unfunded and unsecured obligation of the Company. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Notwithstanding the foregoing, the Committee, in its discretion, may determine either at the time of grant or at the time of settlement, that a Restricted Stock Unit shall be settled in cash. Except to the extent that the Committee provides otherwise, a recipient’s right in all Restricted Stock Units that have not vested shall automatically terminate immediately following the recipient’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries. Restricted Stock Units shall not have a right to receive dividend payments or dividend equivalent payments with respect to unvested shares of Restricted Stock Units.

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SECTION 11. Performance-Based Awards to Covered Employees.

(a) Performance-Based Awards. A Performance-Based Award means any Restricted Stock Award, Performance Share Award, or Restricted Stock Unit granted to a Covered Employee (or to an employee that the Committee determines may become a Covered Employee) that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code. A Performance-Based Award shall be payable upon the attainment of Performance Goals that are established by the Committee and related to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; provided, however, that the Committee may not exercise such discretion in a manner that would increase the amount of the Performance-Based Award.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award, the Committee shall select, within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable Performance Goals.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, shall calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Period. The Committee shall then determine the actual size of each recipient’s Performance-Based Award, and, in doing so, may reduce (but not increase) or eliminate the amount of the Performance-Based Award if, in its sole judgment, such reduction or elimination is appropriate.

(f) No Dividend Rights. Performance-Based Awards shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 12. Tax Withholding.

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares. A participant may elect, with the consent of the Committee, to have the statutory minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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SECTION 13. Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing; provided, that the vesting date or dates of any unvested Award held by such employee shall automatically be extended by a period of time equal to the period of such approved leave of absence.

SECTION 14. Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(b).

This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be adversely altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 15. Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 16. Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 16, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award; (ii) provide for termination of any Awards not exercised prior to the occurrence of a Change in Control; (iii) provide for payment to the holder of the Award of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the Change in Control in exchange for cancellation of the Award; (iv) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control; (v) cause the Award to be assumed, or new rights substituted therefor, by another entity; or (vi) make such other provision as the Committee may consider equitable to the holders of Awards and in the best interests of the Company.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

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(ii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the closing of a sale or other disposition by the Company of all or substantially all of the assets of the Company;

(iv) individuals who constitute the Board on the Effective Date (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors shall be treated as an Incumbent Director unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors; or

(v) a complete liquidation or dissolution of the Company;

provided, in each case, that such event also constitutes a “change in control event” within the meaning of the Treasury Regulation Section 1.409A-3(i)(5) if necessary to avoid the imposition of additional taxes under Section 409A.

SECTION 17. General Provisions.

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

No Award under the Plan shall be a nonqualified deferred compensation plan, as defined in Code Section 409A, unless such Award meets in form and in operation the requirements of Code Section 409A(a)(2),(3), and (4).

Notwithstanding anything to the contrary contained in this Plan, Awards may be made to an individual who is a foreign national or employed or performing services outside of the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company. In lieu of delivery of stock certificates, the Company may, to the extent permitted by law and the Certificate of Incorporation and by-laws of the Company, issue shares of Stock hereunder in book entry form.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e) Lock-Up Agreement. By accepting any Award, the recipient shall be deemed to have agreed that, if so requested by the Company or by the underwriters managing any underwritten offering of the Company’s securities, the recipient will not, without the prior written consent of the Company or such underwriters, as the case may be, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares subject to any such Award during the Lock-up Period, as defined below. The “Lock-Up Period” shall mean a period of time not exceeding 180 days or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. If requested by the Company or such underwriters, the recipient shall enter into an agreement with such underwriters consistent with the foregoing.

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(f) Section 409A Awards. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a recipient who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the recipient’s separation from service, or (ii) the recipient’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated or postponed except to the extent permitted by Section 409A.

SECTION 18. Effective Date of Amendment and Restatement of the Plan.

This amendment and restatement of the Plan shall become effective upon approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders at which a quorum is present or by written consent of the stockholders. Subject to such approval by the stockholders, Stock Options and other Awards may be granted hereunder on and after adoption of this amendment and restatement of the Plan by the Board.

SECTION 19. Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CELLECTAR BIOSCIENCES, INC. 3301 AGRICULTURE DRIVE MADISON, WI 53716-4133 E46213-Z72390 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. CELLECTAR BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) Stephen A. Hill 02) John Neis The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve an increase in the number of shares of common stock available for issuance under our Amended and Restated 2015 Stock Incentive Plan by 1,200,000 shares; 3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the corporation's independent registered public accounting firm for the fiscal year ending December 31, 2018; and 4. To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our by-laws. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address changes and/or comments, please check this box and write them on the back where indicated. Yes No Please indicate if you plan to attend this meeting Yes No HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E46214-Z72390 CELLECTAR BIOSCIENCES, INC. Annual Meeting of Stockholders May 31, 2018 10:00 AM, CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints James Caruso, Brian Posner and Gregory Lynch, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cellectar Biosciences, Inc. that the undersigned is entitled to vote at theAnnual Meeting of Stockholders to be held at 10:00 AM, CDT on May 31, 2018, at the Hilton Chicago,720 South Michigan Avenue, Chicago, IL 60605 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side